Members' Interest (Continental Cement Company, L.L.C. [Member])	12 Months Ended
Dec. 28, 2013
Continental Cement Company, L.L.C. [Member]
Members' Interest
(7)	Members’ Interest

Business affairs of the Company are managed by a board of directors (the “Board”) composed of up to seven Directors. As of December 28, 2013 and December 31, 2012, Summit Materials is entitled to appoint four directors to the Board and members representing the noncontrolling interest are entitled to appoint three directors to the Board. Any director may be removed from the Board with or without cause at any time by the directors entitled to appoint such Director.

The LLC Agreement provides that resolutions of the Board generally require the consent of at least a majority of the Directors.

The Company had 100 Class A Units issued and outstanding as of December 28, 2013 and December 31, 2012, all of which were indirectly held by Summit Materials. The Class A Units represent an approximately 70% economic interest in the Company and they have a preference in liquidation to the Class B Units. Class A Units are entitled to a priority distribution which accrues daily and compounds annually and requires that Continental Cement make distributions ahead of the Class B Units up to an amount equal to the capital contributions made by Summit Materials in respect to the Class A Units, plus interest on such capital contributions of 11%, to Class A Unit holders prior to making distributions to the Class B Unit holders. To the extent that the priority return is not made in a given year, the amount of the priority return will increase the liquidation preference of the Class A Units.

The Company had 100,000,000 Class B Units issued and outstanding as of December 28, 2013 and December 31, 2012. The Class B Units represent an approximately 30% economic interest in the Company and are subordinate to the Class A Units.

The LLC Agreement provides Summit Materials with the right to require the Company to call all of the Class B Units at a strike price that approximates fair value after May 27, 2016, either in anticipation of Summit Materials effecting an initial public offering or if an initial public offering has already occurred. In addition, subject to certain conditions, holders of the Class B Units have the right to require the Company to purchase all of the Class B Units at a strike price that approximates fair value, exercisable after May 27, 2012 if there is a change of control of Summit Materials or at any time after May 27, 2016. The LLC Agreement also includes transfer restrictions which prohibit the Class B Unit holders from transferring their Class B Units without the consent of the Board until May 27, 2015.

Because the Class B Units can be put to the Company by the Class B Unit holders in the future based on the passage of time, which can be accelerated upon the occurrence of a contingent event, the noncontrolling members’ interest is classified in temporary equity. The redemption value is based upon the estimated fair value of Continental Cement, which is valued using Level 3 inputs. Continental Cement elected to accrete changes in the redemption value of the noncontrolling interest over the period from the date of issuance to the earliest anticipated redemption date of the instrument, which is currently May 2016, using an interest method. The accretion is recorded as an adjustment to retained earnings. The redemption value of the redeemable members’ interest as of year-end 2013 and 2012 approximated its carrying value.

Net earnings or losses are generally allocated in a manner such that the capital account of each Member is equal to the distributions that would be made to such Member if the Company were dissolved, its affairs wound up, its assets and liabilities settled for cash and the net assets of the Company were distributed in accordance with the LLC Agreement.